TherapeuticsMD, Inc. 8-K

Exhibit 99.4

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
VitaMedMD, LLC
Boca Raton, Florida

We consent to the use of our Report of Independent Registered Public Accounting Firm dated July 15, 2011 on our audit of the financial statements of VitaMedMD, LLC as of December 31, 2010 and 2009 and the related statements of operations, members’ equity and cash flows which is included in this Current Report on Form 8-K to be filed with the Commission on or about October 11, 2011.

/s/ Parks and Company, LLC

Certified Public Accountants
Deerfield Beach, FL
October 10, 2011